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                                                        File Number: 333-197909
                                                  Filed Pursuant to Rule 497(e)
                                                  of the Securities Act of 1933

                                                                    May 1, 2015

                           Pioneer ILS Interval Fund

   Supplement to the Prospectus dated October 10, 2014, as in effect and as may be amended from time to time

Pioneer Investment Management, Inc. (the "Adviser"), the fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the fund's current investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the fund's Board of Trustees will be asked to approve a new investment advisory agreement for the fund. If approved by the Board, the fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

                                                                  28571-00-0515
                                       (C) 2015 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC